January 22, 2010

ACTIVEPASSIVE FUNDS
ActivePassive Large Cap Growth Fund
A series of Advisors Series Trust

Class A and Class I Shares

Supplement to the Prospectuses
Dated February 28, 2009, as Supplemented November 13, 2009 and December 18, 2009

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Effective immediately, Edward S. Han, John D. Lawrence and Erik Rollé no longer serve as co-portfolio managers of the actively managed portion of the ActivePassive Large Cap Growth Fund.  Please disregard all references to Messrs. Han, Lawrence and Rollé in the Prospectuses.

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Effective immediately, the section pertaining to Transamerica Investment Management, LLC on page 47 of the Class A Shares Prospectus and starting on page 42 of the Class I Shares Prospectus is deleted in its entirety and replaced with the following:

Transamerica Investment Management, LLC, 11111 Santa Monica Boulevard, Suite 820, Los Angeles, CA 90025, is the sub-advisor for the ActivePassive Large Cap Growth Fund. A wholly-owned subsidiary of Transamerica Investment Services, Transamerica Investment Management, LLC (“TIM”), is a registered investment advisor under the Investment Advisers Act of 1940.  TIM provides fee-based investment management to retail and institutional clients.

•	John J. Huber, CFA, Principal, Director of Equity Process and Risk Management, Lead Portfolio Manager
John J. Huber manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is responsible for managing the ActivePassive Large Cap Growth Fund. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 10 years of investment experience.

•	Kirk J. Kim, Principal, Deputy Chief Investment Officer, Co-Portfolio Manager
Kirk J. Kim manages sub-advised funds and institutional separate accounts in TIM’s Large Growth Equity, Concentrated All Cap Growth Equity, Convertible Securities and Flexible Income investment disciplines and is responsible for co-managing the ActivePassive Large Cap Growth Fund. Prior to joining TIM in 1997, Mr. Kim worked as a securities analyst for The Franklin Templeton Group. He holds a B.S. in Finance from the University of Southern California. Mr. Kim has 14 years of investment experience.

•	Gary U. Rollé, CFA, Principal, Managing Director, Chief Executive Officer, Chief Investment Officer, Co-Portfolio Manager
Gary U. Rollé manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline and is responsible for co-managing the ActivePassive Large Cap Growth Fund.  Mr. Rollé joined Transamerica in 1967.  From 1980 to 1983, he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer.  Throughout his 27-year tenure as CIO, Mr. Rollé has been responsible for creating and guiding the TIM investment philosophy.  He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation.  Mr. Rollé has 42 years of investment experience.

Please retain this Supplement with your Prospectus for future reference.

January 22, 2010

ACTIVEPASSIVE FUNDS

ActivePassive Large Cap Growth Fund

A series of Advisors Series Trust

Class A and Class I Shares

Supplement to the Statement of Additional Information (“SAI”)
Dated February 28, 2009, as supplemented November 13, 2009 and December 18, 2009

Effective immediately, Edward S. Han, John D. Lawrence and Erik Rollé no longer serve as portfolio managers to the ActivePassive Large Cap Growth Fund.  Please disregard all references to Messrs. Han, Lawrence and Rollé in the SAI.

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Please retain this Supplement with your SAI for future reference.